Exhibit 99.2

Super League Establishes Young Gamer and
Core Gamer Audience Networks;
Bolstered by Acquisition of Bannerfy,
a Creator Monetization Platform

Santa Monica, Calif. - (August 12, 2021) - Super League Gaming (Nasdaq: SLGG), a global leader in video gaming and esports experiences and entertainment for players of all ages, announced today the formation of its Young Gamer Network and Core Gamer Network to continue driving elevated levels of audience engagement and awareness for the company’s roster of high-profile advertisers, sponsors, and partners. In addition, the company announced the acquisition of Bannerfy, an intelligent technology platform that enables digital video and live streaming creators to collaborate with tier one sponsors on their social media channels including YouTube through scalable and custom premium placements.

Recent brand partners focused on reaching young gamers through Super League programs include Moose Toys, ASTRO Gaming, Logitech G, and DTS Sound Space, all of whom participated in the Company’s Summer Moonjam digital music event and live stream, hosted within Minehut, the hub of Super League’s Minecraft community. The company also created a custom in-game Roblox campaign for Nickelodeon to promote the launch of the Patrick Star Show. Recent sponsors choosing to grow awareness and engagement with 18-34 year-old gamers through Super League have included Hyundai, Sega, and Square Enix.

“The increased level of excitement about Super League from ongoing and new partners since closing the acquisition of Mobcrush has been remarkable,” said Matt Edelman, Chief Commercial Officer of Super League Gaming. “After integrating Mobcrush into the company, we saw a natural opportunity to establish clear audience segments around distinct demographics of gamers we now reach across every critical touch point - in-game, in-stream, in-content, and through compelling digital, and hopefully soon again, in-person experiences.”

Super League’s Young Gamers Network enables unique reach to gamers under 18 and includes:
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Minehut, the largest Minecraft server community host in North America with more than 4 million registered users
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Mineville, an official Minecraft Bedrock server reaching more than 20 million players annually
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Pixel Paradise, the recently launched first-ever official Minecraft Bedrock server to prioritize role playing
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Multiple original series on Snapchat, including Taking Shape featuring Minecraft gameplay, and Sticks N Stones featuring Animal Crossing
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Partnerships with a growing number of Roblox game developers and media platforms
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An expanding presence on Tik Tok highlighted by the Super League Gaming and Minehut channels

The company’s Core Gamers Network presents opportunities to engage gamers 18-34 and includes:
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Mobcrush’s reach across digital live streaming platforms to a Nielsen-verified U.S. audience of 85 million monthly (December 2020) through more than 7.7 billion annual views
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Access to more than 200,000 AI-generated gameplay highlights featuring many of the world’s most popular titles
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Super League’s esports invitational tournament series, Super League Arena, which has inspired more than 65 million views year-to-date across Twitch, YouTube, and Tik Tok, featuring semi-pro and top amateur players competing in titles such as League of Legends, Valorant, Rocket League, Apex Legends, CS:GO, and more.
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The Framerate social media network comprised of eight channels across Instagram and Tik Tok featuring user generated gameplay highlights spanning more than a dozen popular games, delivering more than 30 million social video views per month
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And now, Bannerfy!

The acquisition of Bannerfy reinforces Super League’s commitment to helping creators monetize their fan base as they seek to turn their passion into their livelihood. Brands now will be able to access additional premium inventory from creators through Super League to establish an organic connection with their fans and followers. Bannerfy’s industry-leading solution reduces the friction between creators and sponsors by delivering a seamless way for sponsors to be present in the creator’s native environment. Based in the United Kingdom and having already onboarded a healthy roster of European gaming creators and brand partners, and as the first international acquisition by Super League, Bannerfy represents an immediate path to expanding Super League’s advertising and sponsorship partner base.

“The Bannerfy technology platform will be a revenue accelerator for Super League. Mobcrush creators globally will be able to monetize an additional component of their channels, and brands targeting creators outside of the US now will have access to the video inventory available through Mobcrush’s Sponsored Live Breaks product offering,” said Mike Wann, Chief Strategy Officer of Super League. “Regardless of size, qualified creators can begin cherry-picking the brands they want to work with and have transparent visibility into their inventory value across social platforms.”

“We are thrilled to be part of the Super League family,” said Bill Roberts, Founder of Bannerfy. “They share our mission to empower creators to monetize their passions. Now creators have access to a suite of tools like never before – including homepage takeovers, custom product placement, and more. The way our platform integrates into Super League’s existing networks is a win for creators - and the brands that love them - everywhere.”

About Super League Gaming
Super League Gaming (Nasdaq: SLGG) is a leading video game entertainment and experiences company that gives tens of millions of players multiple ways to create, connect, compete, and enjoy the video games they love. Fueled by proprietary and patented technology systems, the company’s offerings include gameplay properties in which young gamers form vibrant in-game communities, content creation platforms that power live broadcasts and on-demand video series that generate billions of views annually across the world’s biggest distribution channels, and competitive gaming tournaments featuring many of the most popular global titles. Through partnerships with top consumer brands, in-game player and brand monetization, and a fully virtual cloud-based video production studio, Super League is building a broadly inclusive business at the intersection of content creation, creator monetization, and both casual and competitive gameplay. For more, go to superleague.com.

About Bannerfy
Bannerfy brings creators and audiences together. Our automated platform helps brands quickly and seamlessly connect across social assets and reach a global audience.

Investor Relations:
Cody Slach and Sophie Pearson
Gateway Investor Relations
(949) 574-3860
SLG@gatewayir.com

Media Contact:
Gillian Sheldon
Super League
gillian.sheldon@superleague.com

Forward-Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about our possible or assumed business strategies, potential growth opportunities, new products, potential market opportunities, statements about the acquisition of Bannerfy, the anticipated results of the Company after the acquisition of Bannerfy, and the rise in revenue due to the Company's acquisition of Bannerfy. Risks and uncertainties include, among other things, changes that may prohibit the closing of the Bannerfy acquisition; inability to realize the anticipated benefits of the acquisition of Bannerfy; the existence of unknown liabilities that may or may not be within our control; attracting new customers and maintaining and expanding our existing customer base; our ability to scale and update our platform to respond to customers’ needs and rapid technological change; increased competition on our market and our ability to compete effectively, and expansion of our operations and increased adoption of our platform internationally. Additional risks and uncertainties that could affect our business are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2020, and other filings that we make from time to time with the Securities and Exchange Commission which, once filed, are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.